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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A



       Current Report (Amendment No. 1) Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                FEBRUARY 16, 2000
                Date of Report (Date of earliest event reported)
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                           HEALTHEON/WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-24975                 94-3236644
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
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                                 (404) 495-7600
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              (Registrant's telephone number, including area code)



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             (Former name or address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Item 7 of the previous filing on Form 8-K, filed on February 16, 2000, is amended therein by adding the following exhibits, as attached hereto:

         Exhibit 2.1 Agreement and Plan of Merger between Healtheon/WebMD Corporation and OnHealth Network Company, dated February 15, 2000.*

         Exhibit 9.1 Voting Agreement dated February 15, 2000 executed by Healtheon/WebMD Corporation, Tech Acquisition Corporation and OnHealth Network Company and Jon C. Baker, Van Wagoner Funds, Inc., David R. Wilmerding, Michael A. Brochu, Rebecca Farwell, Robert N. Goodman, Ann Kirschner, Ram Shriram, Ronald Stevens and Rick Thompson.


         * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHEON/WEBMD CORPORATION



Dated: February 18, 2000                By:      /s/ Jack Dennison
                                           -------------------------------------
                                        Name:    Jack Dennison
                                        Title:   Executive Vice President and
                                                  General Counsel


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                                  EXHIBIT INDEX

      EXHIBIT
        NO.                DESCRIPTION

        2.1 Agreement and Plan of Merger between Healtheon/WebMD Corporation and OnHealth Network Company, dated February 15, 2000.

        9.1 Voting Agreement dated February 15, 2000 executed by Healtheon/WebMD Corporation, Tech Acquisition Corporation and OnHealth Network Company and Jon C. Baker, Van Wagoner Funds, Inc., David R. Wilmerding, Michael A. Brochu, Rebecca Farwell, Robert N. Goodman, Ann Kirschner, Ram Shriram, Ronald Stevens and Rick Thompson.



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